UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 18, 2024
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, Suite 1800
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2024, Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) via a virtual-only meeting format.

At the Annual Meeting, the stockholders of the Company considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: Election of three nominees to serve as Class III directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The votes were cast as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Katherine August-deWilde	125,906,727	15,661,683	20,314,412
Sonita Lontoh	127,220,995	14,347,415	20,314,412
Gerald Risk	129,016,971	12,551,439	20,314,412

Katherine August-deWilde, Sonita Lontoh and Gerald Risk were duly elected as Class III directors.

Proposal 2: Advisory vote on the compensation of the Company’s named executive officers. The votes were cast as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
61,043,523	76,115,132	4,409,755	20,314,412

On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was not approved by the stockholders.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were cast as follows:

Votes For	Votes Withheld	Abstain	Broker Non-Votes
160,293,491	1,292,386	296,945	—

The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: June 21, 2024